UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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SANDISK CORPORATION
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You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SANDISK CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 18, 2015. Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M89322-P64918 SANDISK CORPORATION 951 SANDISK DRIve MIlPITAS, CA 95035 Meeting Type: Annual Meeting For holders as of: April 20, 2015 Date: June 18, 2015 Time: 8:00 AM PDT Location: SANDISK CORPORATION 951 SanDisk Drive Milpitas, California 95035

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: M89323-P64918 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items 3. To pass an advisory resolution to approve the compensation of the Company's Named Executive Officers. 2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2016. NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. 1a. Michael E. Marks 1b. Irwin Federman 1c. Steven J. Gomo 1d. Eddy W. Hartenstein 1e. Dr. Chenming Hu 1f. Catherine P. Lego 1g. Sanjay Mehrotra 1h. D. Scott Mercer 1. Election of Directors The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. Nominees: M89324-P64918

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